                                                                   EXHIBIT 10.11

                                                                    CONFIDENTIAL

                                SAN MATEO CENTER
                                   BUILDING 3

                               1820 GATEWAY DRIVE
                               SAN MATEO, CA 94404

                                 LEASE AGREEMENT


           THIS LEASE AGREEMENT (this "Lease") is made and entered into at San Mateo, California, and dated this 7th day of November, 1994 for reference purpose only, by and between Golden Century Investment Company, Inc., a Delaware corporation ("Landlord"), and Wire Networks, Inc. ("Tenant"), without regard to number or gender.

                                   WITNESSETH:

     1. LEASED PREMISES. In consideration of the rent herein provided, and the terms, provisions and covenants hereof, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, Suite(s) No. 150 on the first floor(s) containing approximately 6,500 rentable square feet, including Tenant's proportionate share of common areas, as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference (the "Premises"), situated in the San Mateo Center, Building 3, located in the City of San Mateo, State of California, as more particularly described in Exhibit "B" attached hereto and incorporated herein by this reference (the "Building").

     2. TERM.

        (a) COMMENCEMENT DATE: Subject to and upon the conditions set forth herein, the term (the "Term") of this Lease shall commence on the 1st day of December, 1994 (the "Commencement Date") and shall end on the 31st day of December, 1997, unless sooner terminated as hereinafter provided. Taking of possession by Tenant shall be conclusively deemed to establish that the Premises have been accepted and that the Premises are in good and satisfactory condition as of the date possession was so taken by Tenant.

        (b) DELAY IN OCCUPANCY: If Landlord is unable to deliver possession of the Premises by the Commencement Date, Landlord shall not be liable for any damage to Tenant caused by the failure to deliver possession, and this Lease shall not be void or voidable nor shall the Tenant be relieved of any obligation hereunder, nor shall the Term be extended, but rent reserved shall not commence to accrue until possession of the Premises is tendered to Tenant. If Tenant occupies the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease.




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     3. RENT.

        (a) BASE MONTHLY RENTAL: Tenant agrees to pay a base monthly rental (the "Base Monthly Rental") for the Premises during the Term in the amount of See addendum ($______), which amount shall be payable in advance each month on the first (1st) day of the month and shall be payable to Landlord at the address shown below. The Base Monthly Rental shall be subject to escalation as hereinafter provided. If the Base Monthly Rental is not received by Landlord on or before five (5) days following the due date, said Base Monthly Rental shall be in default and a service charge of ten percent (10%) of the defaulted payment may, at the option of the Landlord, become due and payable, in addition to the regular rent owed under this Lease. The first (1st) monthly installment of Base Monthly Rental shall be due and payable on the date of execution of this Lease by Tenant, and a like monthly installment shall be due on or before the first
(1st) day of each calendar month during the Term. Should the Commencement Date be a date other than the first (1st) day of the month, the Base Monthly Rental for such partial month shall be appropriately reduced, and the Base Monthly Rental for the first (1st) partial month shall be payable at the beginning of said period.

        (b) ADDITIONAL CHARGES: Landlord and Tenant agree that the following additional charges (collectively the "Additional Charges") shall be made with respect to each calendar year of the Term, or portion thereof, after the base year, which shall be the calendar year 1995 (the "Base Year"). In addition to the Base Monthly Rental, Tenant shall pay monthly with such rental "Tenant's Proportionate Share" (as defined in subparagraph 3(f)(1)) of Operating Expenses (as defined in subparagraph 3(f)(2)), and Property and Possessory Interest Taxes (as defined in subparagraph 3(f)(3)).

        (c) OPERATING EXPENSES: Landlord shall be responsible for Operating Expenses to the extent they do not exceed an aggregate amount in any one calendar year equal to $____________ per square foot of total usable space in the Building. If the Operating Expenses for the calendar year first (1st) following the Base Year, or for any subsequent calendar year (including the calendar year in which this Lease terminates); are higher than the amount of Landlord's share of such Operating Expenses, then Tenant agrees to pay additional rental with respect to such year, and continuing for each subsequent year through the Term, the amount of Tenant's Proportionate Share of such increase.

     See addendum

        (d) PROPERTY TAX: Landlord shall pay as they come due all Property and Possessory Interest Taxes, which accrue against the Premises during the Term. Tenant hereby agrees to pay Landlord as additional charge its Proportionate Share of any increases in said Property and Possessory Interest Taxes over the taxes paid for the fiscal year 94-95, which increase shall be payable in monthly installments following presentation of receipted evidence over the fiscal year for which such computation is made.




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        (e) DEFINITIONS:

            (1) "Tenant's Proportionate Share" shall be the ration of the total number of square feet leased by Tenant in the Building pursuant to this Lease to the total number of leasable square feet in the Building, specifically ____________ percent (4.6%).

            (2) "Operating Expenses" shall mean all costs and expenses of ownership, operating and maintenance of the Building (excluding depreciation on the Building, all amounts paid on loans of Landlord, real estate brokers' commissions, and expenses capitalized for federal income tax purposes), including, without limitation, the following: real and personal property taxes and assessments and any tax in addition to or in lieu thereof, whether assessed against Landlord or Tenant or collected by Landlord or both, utilities, supplies, insurance, license, permit and inspection fees, cost of services of independent contractors (including property management fees), cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance and repair of the Building, its equipment and adjacent walks, landscaped areas, including janitorial, scavenger, gardening, security, parking, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, signing and advertising (but excluding persons performing services not uniformly available to or performing for substantially all tenants of the Building), and maintenance and repair expenses, including, without limitation, capital expenditures required to meet changed government regulations (whether or not capitalized for income tax purposes), with such Operating Expenses for the Base Year to be calculated by projection as if the Building were substantially completed for the entire calendar year if such improvements were not in fact substantially completed prior to commencement of the Base Year. *See below

     *Actual Operating Expenses for both the Base Year and each subsequent year will be adjusted to equal Landlord's reasonable estimate of operating expenses had the total rentable area of the Building been 95% occupied.

            (3) "Property and Possessory Interest Taxes" as used herein shall include (a) all real estate taxes, possessory interest taxes, personal property taxes, and any other taxes, charges and assessments which are levied with respect to the Building and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and the land upon which they are situated; and (b) any other tax assessed to Landlord (other than net income taxes) in addition to or in lieu of such real estate and possessory interest or personal property taxes, whether or not now customary or within the contemplation of the parties thereof, including, without limitation, any and all taxes (i) upon, allocable to or measured by the area of the Premises or the Building or on the rent payable hereunder or on the Building or land or any portion thereof, including, without limitation, any gross income tax or excise tax levied by any government or quasi-governmental entity with respect to such rent; (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Landlord or Tenant of the Premises or the Building or any portion thereof; (iii) upon, measured by, resulting from or with respect to this transaction or any transaction or document to which Tenant is a party creating or transferring any interest or any estate in the Premises or the Building; and (c) the cost and expenses of contesting the amount or validity of



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any of the foregoing taxes by appropriate legal proceedings. If the Term shall expire prior to the end of a calendar year, Tenant's obligation under this Paragraph 3 with respect to such partial calendar year shall be adjusted accordingly. If this Lease shall be terminated by Landlord prior to the end of the calendar year pursuant to the default provisions of Paragraph 17, Tenant's liability under this Paragraph 3 shall immediately be due and payable based upon Landlord's projections as to likely tax increases if the same are not yet then ascertainable with certainty, with any such projection payment by Tenant subject to subsequent adjustment if such projection shall thereafter prove to be less than ninety-five percent (95%) accurate.

        (f) PROCEDURE: With respect to each calendar year of the Term, subsequent to the Base Year (including the calendar year in which this Lease terminates), Landlord shall deliver to Tenant, either prior to or at any time after the commencement of each such calendar year, a written estimate (the "Estimate") signed by an officer or agent of the Landlord, wherein is set forth Landlord's good faith estimate of the Additional Charges for the particular calendar year and an amount (the "Amount") equal to Tenant's Proportionate Share of such Additional Charges. Tenant agrees to pay to Landlord, on the first (1st) day of each month occurring during such calendar year for each month of said calendar year, one-twelfth (1/12th) of the Amount stated in the Estimate if the written notice of the Estimate is delivered to Tenant after the beginning of the calendar year. Tenant shall pay, within ten (10) days of receipt of said notice, a lump sum of all amounts due from the beginning of such calendar year to which the Estimate applies through the end of the month in which notice is received.

     Within ninety (90) days after the expiration of each such calendar year (including the calendar year in which this Lease terminates) or reasonably soon thereafter, Landlord shall notify Tenant, in writing and signed by an officer or agent of Landlord, of the actual Additional Charges of such preceding calendar year at which time appropriate adjustments shall then be made between the parties, i.e., if Tenant has paid on account of such calendar year more than the Tenant's Proportionate Share, Landlord shall refund such overpayment to Tenant at the time of giving such notice. If Tenant has paid on account of such calendar year less than Tenant's Proportionate Share for such calendar year, then Tenant shall pay the difference to Landlord within ten (10) days after the giving of such notice. Appropriate pro rata adjustment shall be made for the last calendar year in which this Lease terminates.

        (g) RECORDS: Landlord agrees to keep books and records showing Operating Expenses in accordance with a system of accounts and accounting practices consistently maintained on a year to year basis in compliance with such provisions of this Lease as may affect such accounts.

        (h) PAYMENT: Accrued Additional Charges are payable monthly with the Base Monthly Rental. All provisions hereof applicable to the payment of rent shall apply to the payment of Additional Charges the same as if such Additional Charges had been part of the rent.

     4. SECURITY DEPOSIT. Tenant has deposited with Landlord a sum equal to Twenty Thousand and no cents Dollars ($20,000.00) as a security deposit for the performance by Tenant of each and every provision of this Lease to be performed by Tenant. If Tenant is in default of any provision of this Lease, including, without limitation, provisions relating to the payment of rent and escalations, Landlord may use, apply or retain all or any portion of the security deposit



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for the payment of said rent, escalation, or any other sum in default or for the payment of any other amount which Landlord may spend or will become obligated to spend by reason of Tenant's default or to compensate Landlord for any other damage or loss occasioned by reason of Tenant's default. If any portion of the security deposit is so used or applied, within five (5) days after written demand therefor by Landlord, Tenant shall deposit in cash with Landlord a sum equal to the portion of the security deposit expended or applied by Landlord so as to maintain the security deposit in the sum initially deposited with Landlord. Tenant's failure to do so shall be a material breach of this Lease. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the security deposit to Tenant. Landlord's obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord may maintain the security deposit separate and apart from Landlord's general fund or may commingle the security deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

     See addendum for insert.

     5. SERVICES. Landlord shall furnish the Premises, during reasonable and usual business hours as determined by Landlord and subject to the regulations of the Building, with a reasonable amount of water and electricity suitable for general office uses, including a normal complement of electrical office equipment, daily janitor service except on Saturdays, Sundays and public holidays, window washing with reasonable frequency, replacement of fluorescent tubes and light bulbs, public toilet room supplies, and elevator service consisting of non-attended automatic elevators. Such heat and air conditioning as may be required for the comfortable occupation of the Premises will be provided during the hours of 8:00 a.m. to 6:00 p.m. daily, except Saturdays, Sundays and public holidays. During other hours, Landlord shall provide reasonable heat and air-conditioning upon twenty-four (24) hours prior written notice by Tenant to Landlord, and Tenant, upon presentation of a bill therefor, shall pay Landlord for such service on an hourly basis at the then prevailing rate as established by Landlord, and if such service is not a continuation of that furnished during regular business hours, Tenant shall pay the same hourly rate for a period of two (2) hours preceding the commencement of such service. If in the reasonable judgment of Landlord any equipment or device used on the Premises will result in unusual electrical or water use, Landlord may cause a special meter to be installed on the Premises to measure the amount of electric current or water consumed for such equipment or device. Tenant shall pay all expenses related to any such meters, including, without limitation, the expense of such meters and of installation, maintenance and repair thereto for all such electric current and water so consumed (at the rates then in effect by the utility furnishing same, utilizing average rate for the Building), and for the expense of keeping account of the electric current or water so consumed. If Landlord does not install such separate meter until after the use of such equipment or device has commenced, Tenant shall pay the expense of electric current or water consumed prior to installation of the meter as reasonably estimated by Landlord on the basis of actual use determined after installation of the meter. Landlord may install supplemental air conditioning units in the Premises or otherwise provide supplemental air conditioning if any heat generating equipment or devices are installed or used on the Premises, and all expenses of such supplemental air conditioning (including, without limitation, installation, operation, repair and maintenance, separate metering, if any, and accounting for such expenses) determined in the reasonable judgment of Landlord shall be paid by Tenant. Landlord shall not be liable for failure to furnish any of the foregoing services when such failure is caused by accidents or conditions




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beyond the control of Landlord, or by repairs, labor disturbances, or labor disputes of any character, whether resulting from or caused by acts of Landlord or otherwise, provided, however, that in any such events Landlord shall make a prompt and diligent effort to cause the resumption of such services. Further, Landlord is not aware of any hazardous substances or materials regulated by applicable ___________ to exist in, on or about the Premises or the Building. Subject to the foregoing, Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve Tenant from the duty to pay the full amount of rent herein reserved, except as expressly provided above, or constitute or be construed as a constructive or other eviction of Tenant. Landlord's obligations hereunder are subject to adoption by Landlord of energy conservation measures required or requested by any governmental entity or reasonably determined by Landlord.

     6. QUIET ENJOYMENT. Landlord warrants that it has full right to execute and to perform this Lease and to grant the estate demised herein and that Tenant, upon payment of the rents herein required and performing the terms, conditions, covenants and agreements herein contained, shall peaceably and quietly have, hold and enjoy the Premises during the Term and any extension or renewal hereof.

     7. REPAIRS, ALTERATIONS AND IMPROVEMENTS. Further, Landlord is not aware of any hazardous substances or materials regulated by applicable ____ to exist in on or about the Premises or the Building. Subject to the foregoing, Tenant agrees by taking possession of the Premises are then in a tenantable and good condition, that Tenant will take good care of the Premises, and that the same will not be altered, repaired or changed without the prior written consent of the Landlord. As part of the consideration for rental hereunder, Tenant agrees that all improvements, repairs or maintenance of the Premises shall, except as otherwise herein agreed, be made at its expense, and Tenant hereby waives the provisions of Subdivision (1) of Section 1932 and of Sections 1941 and 1941.1 of the Civil Code of California, and all rights to make repairs at Landlord's expense under the provisions of Section 1942 and 1942.1 of said Civil Code. Unless otherwise provided by written agreement, all alterations, improvements and changes that may be permitted by Landlord shall be done either by or under the direction of Landlord, but at the cost of Tenant, shall at the termination of the Lease become the property of Landlord, and shall remain upon and be surrendered with the Premises, provided, however, that at Landlord's option, Tenant shall, at Tenant's expense, when surrendering the Premises, restore the same to their original condition. All damage or injury done to the Premises by Tenant or by any persons who may be in or upon the Premises with the consent of Tenant, shall be paid for by Tenant. Tenant shall, at the termination of this Lease by the expiration of time or otherwise, surrender and deliver up the Premises to Landlord in as good condition as when received by Tenant from Landlord, reasonable wear, tear and casualty excepted. Tenant shall pay for all damage to the Building, as well as all damage to Tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises or the appurtenances thereto.

     See addendum for insert.




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     8. ASSIGNMENT, SUBLETTING AND ENCUMBERING.

        (a) PROHIBITION AGAINST TRANSFER: Tenant shall not either voluntarily or by operation of law (i) assign, transfer, encumber, mortgage, pledge or hypothecate this Lease or any interest herein, (ii) sublet the Premises, or any part thereof, or (iii) enter into a license agreement or other arrangement whereby the ownership or use of the leasehold estate herein is held or utilized by another party, without the prior written consent of Landlord. Any such act prohibited as aforesaid is a material breach under this Lease. Tenant shall not permit the Premises to be occupied by anyone other than Tenant or Tenant's employees. If Tenant breaches this paragraph in addition to any other rights Landlord may have, Landlord may terminate this Lease.

        (b) LANDLORD'S CONSENT: Landlord's consent to any such act shall not be unreasonably withheld provided the proposed subtenant or assignee is reasonably satisfactory to Landlord as to character and credit and will occupy the Premises for general office purposes not inconsistent with Landlord's commitments to other Tenants. The consent by Landlord to an assignment or subletting shall not be construed as relieving Tenant from obtaining the express written consent of Landlord to any future or further assignment or subletting or as releasing Tenant or any assignee or subtenant from any liability or obligation hereunder whether or not then accrued and the terms of this Lease shall be binding upon any person holding by or through Tenant.

        (c) DEFAULT BY ASSIGNEE: In the event of default by an assignee in the performance of any of the terms of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee or subtenant. Landlord any consent to subsequent assignment and sublettings without notifying Tenant or any assignee or subtenant and without obtaining its or their consent thereto.

        (d) CONDITIONS TO LANDLORD'S CONSENT: As a condition to Landlord's consent to any subleasing, assignment or transfer of part or all of Tenant's interest in the Premises (i) Tenant shall be required to pay Landlord's legal and other costs incurred in connection with the review and execution thereof,
(ii) Landlord shall be entitled to receive any rent or other premium on the sublease, assignment or transfer (i.e., if the sublease, assignment or transfer provides that the subtenant, assignee or other transferee thereunder is to pay any amount in excess of the rental and other charges due under this Lease, whether such premium be in the form of an increased rental, a lump sum payment in consideration of the sublease, assignment or transfer, or consideration of any other form, such premium over and above the rent and other sums due hereunder shall at Landlord's election inure only to Landlord's benefit), (iii) any subtenant of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such subtenant notice that Tenant is in default under this Lease, such subtenant shall thereafter make all sublease or other payments directly to Landlord, which payments will be received by Landlord without any liability, whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and any subtenant shall agree to attorn to Landlord or its successors and assigns should the sublease be terminated for any reason voluntarily or otherwise, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment, (iv) any such transfer and consent shall be affected on forms, the form and substance of which have been supplied or approved by Landlord and/or its



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legal counsel, and (v) Landlord may require that Tenant not then be in default hereunder in any respect. If such sublease, assignment or transfer pertains to a portion of the Premises only, any premium shall be computed on the assumption that Tenant's rental and other sums due hereunder are allocable on a pro rata, per square foot basis.

        (e) PROCEDURE: Upon Tenant notifying Landlord of Tenant's intent to sublease or license the entire premises or assign this Lease, Landlord shall within thirty (30) days from receipt of such notice (i) consent to such proposed assignment, subletting or licensing, or (ii) refuse such consent, or (iii) elect to cancel this Lease. In the event of Landlord's election to cancel, Tenant shall have ten (10) days from receipt of such notice in which to notify Landlord of Tenant's acceptance of such cancellation or Tenant's desire to remain in possession of the Premises under the terms and conditions and for the remainder of the Term. In the event Tenant fails to so notify Landlord of Tenant's election to accept cancellation or to continue as Tenant hereunder, such failure shall at Landlord's sole discretion be deemed an election to terminate and such termination shall be effective as of the end of the 10-day period provided for in Landlord's notice as herein provided.

        (f) SUBLET OF PREMISES: In addition to any of the foregoing provisions of this paragraph, in the event at any time or time during the Term Tenant desires to sublet all or part of the Premises, Landlord reserves the prior right and option (i) to sublet from Tenant any portion of the Premises proposed by Tenant to be sublet for the term for which such portion is proposed to be sublet but at the same rent (including escalation as provided for in Paragraph 3 hereof) as Tenant is required to pay to Landlord under this Lease for the same space computed on a pro rata per square foot basis, or (ii) to terminate this Lease as it pertains to the portion of the Premises so proposed by Tenant to be sublet. Tenant shall notify Landlord in writing if Tenant proposed to sublet all or any part of the Premises, designating the space proposed to be sublet and the terms of the proposed subletting. Landlord shall be allowed fifteen (15) days after Landlord's receipt of such notice from Tenant within which to exercise Landlord's foregoing option. If Landlord fails to exercise its said option, all the provisions of subparagraph 8(a) above respecting subletting nevertheless shall be in full force and effect and nothing contained in this subparagraph 8(f) shall be construed as a waiver by Landlord of any of its rights under said subparagraph 8(a). Landlord's right and option shall continue throughout the Term.

        (g) PARTIES IN NEGOTIATION WITH LANDLORD: In no event shall Tenant assign this Lease or sublet the Premises or any portion thereof to any then existing or prospective tenant of the Building or to any party with whom Landlord is actively negotiating a lease (at Tenant's request Landlord shall promptly advise Tenant whether a specified party is in active lease negotiations with Landlord).

        (h) RELATED ENTITIES: Anything in the foregoing provisions to the contrary notwithstanding, Tenant shall be entitled to assign and transfer this Lease to any corporation or affiliated firm owned or controlled by Tenant or to the surviving corporation in the event of a consolidation or merger to which Tenant shall be a party; provided, however, that (i) such subsidiary, affiliated firm or surviving corporation shall in writing expressly assume all of the provisions, covenants and conditions of this Lease on the part of Tenant to be kept and performed and (ii) no such assignment or transfer shall act as a release of Tenant from any of the



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provisions, covenants and conditions on this Lease on the part of Tenant to be kept and performed.

        9. USE. The Premises are to be used as a general office and for no other business or purpose without the prior written consent of Landlord. No use shall be made or permitted to be made of the Premises or acts done in or about the Premises which will in any way conflict with any law, ordinance, rule or regulation affecting the occupancy of use of the Premises which are or may hereafter be enacted or promulgated by any public authority or which will increase the existing rate of insurance upon the Building or cause a cancellation of any insurance policy covering the Building or any part thereof, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall not commit or suffer to be committed, any waste upon the Premises or any public or private nuisance, or other act or thing which may disturb the quite enjoyment of any other tenant in the Building, nor shall Tenant, without the prior written consent of Landlord, use any apparatus, machinery or device in or about the Premises which shall cause any substantial noise or vibration, or which shall substantially increase the amount of electricity or water, if any, agreed to be furnished or supplied under this Lease. Tenant further agrees not to connect with electric wires or water or other pipes any apparatus, machinery or device without the prior consent of Landlord, except that Tenant may install the usual office machines and equipment, such as electrical typewriters, adding machines, teletypewriters and similar equipment.

     10. INSURANCE. Tenant agrees to maintain in full force during the Term, at its own expense, a policy or policies of comprehensive liability insurance, including property damage coverage with respect to any liability for injury to persons or property or death of persons occurring in or about the Premises with limits of public liability of not less than one million dollars ($1,000,000.00) and property damage liability of not less than five hundred thousand dollars ($500,000.00). Such liability coverage shall be issued by an insurer (or insurers) and in form reasonably satisfactory to Landlord and shall name Landlord as an additional insured.

     11. COMPLIANCE WITH LAWS AND RULES OF BUILDING. Tenant shall comply with all laws, ordinances, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to Tenant's particular use or occupancy of the Premises. Tenant will comply with the rules of the Building adopted by Landlord which are set forth on a schedule either attached hereto or to be initialed by the parties hereto and made a part hereof as fully as though set forth herein. Landlord shall have the right if necessary to change such rules and regulations or to amend them in any reasonable manner for the safety, care and cleanliness of the Premises and for preservation of good order therein, all of which changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant. Landlord shall not be liable to Tenant for violation of any such rules and regulations or for the breach of any covenant or condition in any lease by any other tenant in the Building.

     12. LANDLORD'S RIGHT OF ENTRY AND ACCESS. Tenant shall permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours for any or all of the following purposes:




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


        (a) To inspect, clean or make repairs, alterations or additions thereto as Landlord may deem necessary or desirable or for the purpose of determining Tenant's use thereof or whether an act or default under this Lease has occurred. Tenant shall not be entitled to any abatement or reduction of rent by reason of any such repairs, alterations or additions reasonably required to be made by Landlord hereunder.

        (b) To serve, post or keep posted any notices required or allowed under the provisions of this Lease.

        (c) To post for sale signs at any time during the Term or to post for rent or for lease signs during the last six (6) months of the Term or during any period while Tenant is in default.

        (d) To show the Premises to prospective brokers, mortgagees, agents, purchasers, tenants or persons interested in an exchange at any time during the Term.

        (e) To perform any act which Landlord has a right or obligation to perform under the terms of this Lease.

        Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quite enjoyment of the Premises and any other loss occasioned by such reasonable entry. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

     13. NUISANCE. Tenant shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance or interfere with, annoy or disturb any other Tenant or Landlord in its management of the Building.

     14. CONDEMNATION AND LOSS OR DAMAGE.

         (a) EMINENT DOMAIN: If the whole of the Premises or so much thereof as to render the balance unsuitable by Tenant shall be taken under power of eminent domain, this Lease shall automatically terminate at the option of either party. No award for any partial or any entire taking shall be apportioned and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing contained herein shall be deemed to give Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for Tenant's unamortized cost of Leasehold improvements. In the event of the partial taking which does not result in a termination of this Lease, the rent shall be apportioned according to the part of the Premises remaining usable by the Tenant.



                                      10.

       (b) LOSS AND DESTRUCTION: If there is a destruction of the Building that exceeds sixty percent (60%) of the then replacement value of the Building from any risk, Landlord may elect to terminate this Lease whether or not the Premises are destroyed as long as Landlord terminated the leases of all tenants in the building.

            (1) If the Premises or the Building are damaged by fire or other casualty, the damage shall be repaired by and at the expense of Landlord, provided such repairs can, in Landlord's opinion, be made within sixty (60) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs are completed, the rent shall be abated in proportion to the part of the Premises which is unusable by tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one day or less). If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

            If such repairs cannot in Landlord's opinion be made within sixty
(60) days, Landlord may, at its option, make them within a reasonable time and in such event this Lease shall continue in effect and the rent shall be apportioned in the manner provided above. Unless Landlord shall elect, by written notice to Tenant within thirty (30) days after the occurrence of the damage, not to make such repairs it shall be deemed to have elected to make them.

            If Landlord elects not to make such repairs which cannot be made within sixty (60) days, then either party may, by written notice to the other, cancel this Lease as of the date of the occurrence of such damage. A total destruction of the Building shall automatically terminate this Lease.

            (2) If the Premises should be damaged or destroyed by fire, earthquake or other casualty, Tenant shall immediately give notice thereof to Landlord. If the Premises through no fault of Tenant, its agents, employees, invitees or visitors shall be partially destroyed by fire or other casualty so as to render the Premises untenantable, the rental herein shall cease upon such notice and until such time as the Premises are made tenantable by Landlord. In the event of the total destruction of the Premises without fault or neglect of Tenant, its agents, employees, invitees, licensees or visitors, or if form such cause the same shall be so damaged that Landlord shall decide not to rebuild, then all rent owed up to the time of such destruction or termination shall be paid by Tenant and this Lease shall cease and terminate as of the date of such notice by Tenant to Landlord.

            Landlord or Tenant should not be liable or responsible to each other for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority beyond the control of Landlord or Tenant, as the case may be, or for any damage or inconvenience which may arise through repair or alterations of any part of the Building, which may prevent Tenant's continued use of the Premises.

     15. CASUALTY INSURANCE. Landlord shall maintain at all times during the Term, as an expense of the Building, a policy or policies of insurance, insuring the Building against loss or damage by fire. Landlord shall not be obligated to insure any furniture, equipment, machinery,



                                      11.

goods or supplies not covered by this Lease which Tenant may bring or obtain upon the Premises or any additional improvements which Tenant may construct thereon. If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operation results in extra hazardous exposure, Tenant shall upon receipt of appropriate invoices reimburse Landlord for such increase in such premiums.

     Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property from any cause. Tenant waives all claims against Landlord for damage to personal property arising for any reason. Tenant shall hold Landlord harmless from all damage arising out of or any injury or damage to any person or property occurring in, on or about the Premises an the Building.

     16. HOLDING OVER. In the event of holding over by the Tenant after the expiration or termination of this Lease, such hold over shall be as a month to month tenancy and all of the terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord as rental for the period of such holdover an amount equal to the highest monthly rent provided for in this Lease or the then prevailing fair market rental rate for the Premises, whichever shall be greater.

     Tenant will vacate the Premises and deliver the same to Landlord upon Tenant's receipt of notice from Landlord to vacate the Premises. The rental payable during such hold over period shall be payable to Landlord on demand. No holding over by Tenant either with or without Landlord's consent shall operate to extend this Lease except as herein provided.

     17. DEFAULT BY TENANT. The occurrence of any of the following shall constitute a material default and breach of this Lease:

         (a) The filing of a petition against Tenant to adjudge Tenant bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant the same is dismissed within sixty (60) days).

         (b) A petition for the appointment of a trustee or of a receiver to take possession of all or substantially all of Tenant's assets located at the Premises or Tenant interest in this Lease where possession is not restored to Tenant within thirty (30) days.

         (c) The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where said seizure is not discharged within thirty (30) days.

         (d) Voluntary bankruptcy proceedings are instituted by Tenant, or if Tenant is adjudged a bankrupt, or if Tenant makes an assignment for the benefit of its creditors.

         (e) The vacation or abandonment of the Premises by Tenant.

         (f) A failure by Tenant to pay the rent or to make any other payment required to be made by Tenant hereunder.



                                      12.

         (g) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice by Landlord to Tenant, provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

     18. LANDLORD'S REMEDIES UPON BREACH OR ABANDONMENT. Landlord shall have the following remedies if Tenant commits material breach, default or abandons the Premises, before the end of the Term. These remedies are not now exclusive; they are cumulative in addition to any remedies now or later allowed by law:

         (a) Landlord can continue this Lease in full force and effect, and this Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet them or any part of them to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, attorneys' fees, brokers commissions, expenses of remodeling the Premises required by the reletting and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates rent is due, less the rent Landlord receives from the reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's prior written consent, Tenant shall have the right to assign or sublet its interest in this Lease as provided elsewhere in this Lease.

         (b) Landlord can terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

            (1) The worth at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

            (2) The worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided.

            (3) The worth at the time of the award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of the rent that Tenant proves could have been reasonably avoided; and

            (4) Any other amount and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant's default.




                                      13.

         The "worth at the time of the award" as this term is used in subparagraphs 18(b)(1) and 18(b)(2), is to be computed by allowing interest at ten percent (10%) per annum permitted to be charged to Tenant under applicable law. The "worth at the time of the award," as the term is used in subparagraph 18(b)(3), is to be computed by discounting the amount of the discount rate of the Chase Manhattan Bank at the time of the award plus one percent (1%).

         (c) If Tenant is in default of this Lease, Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

         (d) Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time by reason of Tenant's default pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum for the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum together with interest thereon shall be additional rent.

         (e) Re-enter the Premises with or without process of law and take possession of the same and of all equipment and fixtures of Tenant therein and expel or remove Tenant and all other parties occupying the Premises, using such force as may be reasonably necessary to do so without being liable for any prosecution for such re-entry or for the use of such force, and without terminating this Lease.

     19. WAIVER IF BREACH. No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent or approval of any subsequent act of Tenant, whether or not similar to the acts so consented to or approved. No act or thing done by Landlord's agent or by Landlord during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease and the delivery of the keys to any such employee shall not operate as a termination of this Lease or a surrender of the Premises. The acceptance of rent by Landlord following a breach of any part of this Lease by Tenant shall not be a waiver of any breach by Tenant whether said breach occurs before or after Landlord's acceptance of rent.

     20. ATTORNEYS' FEES. In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease or any part thereof, or the collection of any rent due, or to become due hereunder, or recovery of the possession of the Premises in the hands of any attorney, or files suit upon the same, Tenant agrees to pay Landlord reasonable attorneys' fees for the services of such attorneys. The obligation for reasonable attorneys' fees shall be deemed to have accrued on the date of the commencement of any action which is filed and shall be enforceable whether or not



                                      14.

the action is prosecuted to judgment. As used in this paragraph 20, the term "reasonable attorneys' fees" shall include costs and expenses as well.

     21. WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, the parties hereto waive any and all rights of recovery, claim, action or cause of action against each other, their agents, officers and employees for any loss or damage that may occur to the Premises or any improvements thereto, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers, employees, customers and business visitors.

     22. SIGNS. No sign, advertisement or notice shall be exhibited, painted or affixed by Tenant on any part of, or as to be seen from the outside of, the Premises without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred for such removal to Tenant violating this provision. Interior signs on doors and the directory shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such Tenant, and shall be of a size and style acceptable to Landlord.

     23. INDEMNIFICATION AND HOLD HARMLESS. Tenant ______ material part of the consideration to be rendered to Landlord under this Lease hereby waives any and all claims against Landlord for any damage, loss or injury to any person or property in, upon or about the Premises or Building from any cause arising at any time, other than the negligence of Landlord and Landlord's employees. Tenant shall indemnify and hold harmless Landlord, its agents, servants and employees against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act, neglect, fault or omission of Tenant, or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever, except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure and Tenant hereby waives all claims in respect thereof against Landlord. For the purpose of this Lease, Landlord shall also be deemed to include the owner of the real property herein if other than the Landlord. See addendum.

     24. DAMAGE TO PROPERTY. Notwithstanding the provisions of paragraph 23 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the



                                      15.

pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other incorporeal impediments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. *SEE ADDENDUM. Tenant shall give prompt written notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment located therein.

     25. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against or levied upon fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of which the Premises form a part. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with said real property, Tenant shall be responsible for the amount of such taxes applicable to Tenant's personal property.

     26. ESTOPPEL CERTIFICATES. Tenant shall from time to time without charge and upon ten (10) days written notice from Landlord execute and deliver to Landlord a statement certifying as to the then current status of this Lease, stating any modifications thereof, the date to which rent has been paid hereunder and any then claimed Landlord defaults hereunder. Failure to deliver such statement shall be conclusive that this Lease is then in full force and effect and unmodified, that Landlord is not in default thereunder, that one month's rent has been paid in advance and that there are no claimed Landlord defaults.

     27. NOTICES. All notices or documents of any kind which Landlord may be required or may desire to serve on Tenant under the terms of this Lease may be served (as an alternative to personal service upon Tenant) by either leaving a copy of such notice or document addressed to Tenant at the Premises or by mailing a copy thereof by certified mail postage, return receipt requested, addressed to Tenant at the Premises. Service shall be deemed complete at the time of leaving the notices or documents or within five (5) days after the mailing thereof. All notices at the Premises or at Landlord's notice, address or documents of any kind which Tenant may be required or may desire to serve on Landlord under the terms of this Lease may be served (as an alternative to personal service upon Landlord) by mailing a copy thereof by certified mail, postage prepaid, addressed to Landlord at 1820 Gateway Drive, Suite 107, San Mateo, California 94404. Service shall be deemed complete within two (2) days after the mailing thereof. Either Landlord or Tenant may change its mailing address by notifying in writing the other party as to such new address as Landlord or Tenant may desire to be used.

     28. BUILDING NAME. The Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. Landlord shall have the right, without liability to Tenant for any damage or any injury (all claims for damage being hereby released) and without giving rise to any claim for setoffs or abatement of rent, to change the name or street address of the Building.

     29. AUTHORIZATION. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and



                                      16.

deliver this Lease on behalf of said corporation in accordance with the articles and bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     30. RECORDING. Neither Landlord nor Tenant shall record this Lease or a short form memorandum thereof without the consent of the other.

     31. LIENS. Tenant shall not permit any mechanic's, materialman's or other liens arising out of work performed by Tenant or on Tenant's behalf to be filed against the fee of the real property of which the Premises form a part nor against Tenant's leasehold interest in the Premises. The Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are so filed, Landlord may, upon thirty (30) days written notice to Tenant, without waiving its rights based on such breach by Tenant, and without releasing Tenant from any obligations, pay bonds or otherwise satisfy the same and in such event the sum so paid by the Landlord, with interest at the highest rate per annum permitted to be charged Tenant under applicable law from the date of payment, shall be due and payable by Tenant at once upon notice or demand to Tenant.

     32. LIGHT AND AIR. Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent hereunder, or result in any liability whatsoever of Landlord to Tenant.

     33. WAIVERS. No waiver by Landlord of Landlord's rights to enforce any provision hereof after any default on the part of Tenant shall be deemed a waiver of Landlord's right to enforce each and all of the provisions hereof upon any further or any default on the part of Tenant. The acceptance of rent hereunder shall not be, or, be construed to be, a waiver of any breach of any term, covenant or condition of this Lease, nor shall it reinstate, continue or extend the Term or affect any notice, demand or suit thereunder. No act or thing done by Landlord or Landlord's agent, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term and only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease.

     34. SUBORDINATION. This Lease, without any further instrument, shall at all times be subject and subordinate to any and all now effective or hereafter executed ground or underlying leases, and to any and all deeds of trust which may now or hereafter affect Landlord's estates in the real property of which the Premises form a part, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. In confirmation of such subordination, Tenant shall promptly execute any certificate or other instrument which Landlord may deem proper to evidence such subordination, without expense to Landlord. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute and to deliver to any third party any such certificate or instrument for and on behalf of Tenant, if Tenant shall have failed to do so within ten (10) days after request therefor by Landlord. Provided, however, that any person or persons purchasing or otherwise acquiring the real property of which the Premises form a part by any ground lease termination, or at any sale, sales and/or other proceeding under such mortgages



                                      17.

and/or deeds of trust, may elect to continue this Lease in full force and effect in the same manner and with like effect as if such person or persons had been named as Landlord herein, and in the event of such election, this Lease shall continue in full force and effect as aforesaid, and Tenant hereby attorns and agrees to attorn to such person or persons. SEE ADDENDUM FOR INSERT

     35. LANDLORD'S ELECTIONS NON-EXCLUSIVE. The exercise of any right, option or privilege hereunder by Landlord shall not exclude Landlord from exercising any and all other rights, options and privileges hereunder, and Landlord's failure to exercise any right, option or privilege hereunder shall not be deemed a waiver of said right, option or privilege, nor shall it relieve Tenant from Tenant's obligations to perform each and every covenant and condition on Tenant's part to be performed hereunder nor from damages or other remedy for failure to perform or meet the obligations of this Lease.

     36. VOLUNTARY SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

     37. RULES AND REGULATIONS. Tenant agrees that Tenant, together with all other persons entering and/or occupying the Premises at Tenant's request or with Tenant's permission, will abide by, keep and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care and cleanliness of the Building and the preservation of good order therein as well as for the convenience of other occupants and tenants of the Building, including those set forth in the schedule either attached hereto or to be initialed by the parties hereto and made a part hereof as fully as though set forth herein. The violation of any such rules and regulations shall be deemed a material breach of this Lease by Tenant.

     38. SUBSTITUTED PREMISES. Landlord shall have the right at any time during the Term, upon giving Tenant not less than thirty (30) days prior written notice, to provide Tenant with space elsewhere in the Building of approximately the same size as the Premises (but in no event will tenant's rental obligation exceed those applicable to the Premises) and remove and place Tenant in such space, with Landlord to pay all reasonable costs and expenses incurred as a result of such removal of Tenant. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said thirty (30) day period, Landlord shall have the right to cancel and terminate this Lease effective thirty (30) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space and such new space shall thereafter be deemed to be the Premises as though Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto. Failure of Tenant to accept, in writing, Landlord's assignment within ten (10) days of the date of Landlord's written notice shall constitute Tenant's election to terminate this Lease.

     39. DEFINITIONS. The words "Landlord" and "Tenant" as used in this Lease or in any other instruments referred to in or made a part of this Lease shall include both singular and plural; the masculine and feminine, a corporation, co-partnership, individual or person acting in a fiduciary capacity as an executor, administrator, trustee or in any other representative capacity. All covenants herein contained upon the part of Tenant shall be joint and several. The titles of



                                      18.

paragraphs herein are for identification only and are not to be considered to be a part of this Lease nor to be restrictive in any manner of the provisions of any of the paragraphs of this Lease.

     40. SEVERABILITY. If any word, phrase, clause, sentence or paragraph of this Lease is, or shall be invalid for any reason, the same shall be deemed severable from the remainder thereof and shall in no way affect or impair the validity of this Lease or of any other portion thereof.

     41. TRANSFER OF LANDLORD'S INTEREST. In the event Landlord transfers its reversionary interest in the Premises or the Building (other than a transfer for security purposes), Landlord shall be automatically relieved of any obligation hereunder accruing after the date of such transfer provided such obligations are assumed by such transferee in writing.

     42. INABILITY. This Lease and the obligations of Tenant hereunder shall not be affected or impaired if Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so by reason of strike or labor troubles or other matters beyond the reasonable control of Landlord.

     43. SUCCESSORS. Each of the provisions hereof extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, subject at all times, nevertheless, to all agreements herein contained with respect to assignment or other transfer of Tenant's interests herein.

     44. AMENDMENTS. This Lease contains the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to or modified except by an agreement in writing signed by the parties hereto or their respective successors.

     45. NO CONDITIONAL PAYMENTS. No payment by Tenant or receipt by Landlord of a lesser amount than the total of all sums due hereunder shall be deemed other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for rent be deemed an accord or satisfaction, and Landlord may accept such cash and/or negotiate such check regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance, cashing, or negotiation is without prejudice to all of Landlord's right.

     46. INTEREST. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at ten percent (10%) per annum permitted to be charged Tenant by applicable law.

     47. PUBLIC TRANSPORTATION INFORMATION. Tenant shall cooperate with Landlord in maintaining, during the Term, a program to encourage maximum use of public transportation by personnel of Tenant employed on the premises, including without limitation, the distribution to such employees of written materials explaining the convenience and availability of public transportation facilities adjacent or proximate to the Building, staggering working hours of employees, and encouraging use of such facilities.




                                      19.

     48. OFFER AND ACCEPTANCE. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises as herein set forth, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon execution hereof by Landlord and delivery of a signed copy to Tenant.

     49. TIME. Time is of the essence of this Lease and all the terms and covenants hereof are conditions.

     50. OTHER PROVISIONS.

     See Addendum.

     51. LEASE EFFECTIVE DATE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation or option for lease, and is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.



                                        "LANDLORD"

                                        GOLDEN CENTURY INVESTMENT COMPANY, INC., a Delaware corporation



Date:    11/21/94                       By:  /s/ Handota Tanta
     -----------------------                 ---------------------------------

                                             Its:  Vice President
                                                  ----------------------------

                                             Printed Name:  Handota Tanta
                                                           -------------------


                                        "TENANT"

                                        WIRE NETWORKS, INC.



Date:    11/15/94                       By:  /s/ Marleen R. McDaniel
     -----------------------                 ---------------------------------

                                             Its:  CEO and President
                                                  ----------------------------

                                             Printed Name:  Marleen McDaniel
                                                            ------------------





                                      20.

                                   EXHIBIT "A"


[See diagram]









                                      21.

                                   EXHIBIT "B"

                             [PROPERTY DESCRIPTION]


           That certain real property located in the State of California, County of San Mateo, City of Foster City and the City of San Mateo described as follows:

PARCEL A:

Parcel 2 as shown on that certain "PARCEL MAP NO. 267, CITY OF SAN MATEO AND CITY OF FOSTER CITY, SAN MATEO COUNTY, STATE OF CALIFORNIA," filed May 9, 1985 in Book 55 of Parcel Maps at pages 92, 93 and 94. Records of San Mateo County, State of California.

Subject to the provisions of paragraph 2 of that certain Amended and Restated Declaration of Establishment of Reciprocal Parking Easements, recorded December 4, 1985 as Document No. 85130144 whereunder grantor has reserved a non-exclusive easement for (a) vehicular ingress, egress, driveway purposes and parking purposes, and (b) pedestrian ingress and egress, over the Parking Area as said term is defined and described in paragraph 1 of said Declaration.

PARCEL H:

A non-exclusive easement over Parcels 1, 3 and 4 as shown on said Parcel Map No. 267 for (a) vehicular ingress, egress, driveway purposes and parking purposes and (b) pedestrian ingress and egress, over the Parking Area as said term is defined and described in paragraph 1 of, and to the extent such an easement is created by, that certain Amended and Restated Declaration of Establishment of Reciprocal Parking Easements recorded December 4, 1985 as Document No. 85130144.

PARCEL C:

A non-exclusive easement for roadway purposes and ingress and egress to and from Parcel 2 as shown on said P. M. #267, within so much of Parcels 1 and 3, as shown said Parcel Map No. 267, as is designated "P.U.E. and I.E.E."

PARCEL D:

The right to use, as a member of the public to the same extent as any other member of the public those certain easements for ingress and egress designated as "I.E.E." as dedicated to the City of San Mateo, City of Foster City, and the Estero Municipal Improvement District on and by that certain "PARCEL MAP NO. 267, CITY OF SAN MATEO AND CITY OF FOSTER CITY, SAN MATEO COUNTY, STATE OF CALIFORNIA," filed May 9, 1985 in Book 55 of Parcel Maps at pages 92, 93 and 94, Records of San Mateo County, State of California.






                                      22.

            ADDENDUM TO LEASE AGREEMENT dated November 8,1994 by and
                between GOLDEN CENTURY INVESTMENT COMPANY, INC.,
                    a Delaware corporation ("Landlord"), and
                WIRE NETWORKS, INC. ("Tenant"), for the property
                 located at 1820 GATEWAY, SAN MATEO, CALIFORNIA


For ease of reference, the paragraph numbers used herein conform to the paragraph numbers used in the Lease.

PARAGRAPH 3. RENT. a) Tenant agrees to pay to Landlord Base Monthly Rental during the term in accordance with the following schedule:


LEASE MONTHS                                                       BASE MONTHLY RENTAL
------------                                                       -------------------
12/01/94 - 12/31/94                                                          None
01/01/95 - 03/31/95                                                   $    4,875.00
04/01/95 - 12/31/95                                                   $    7,312.00
01/01/96 - 12/31/97                                                   $   10,400.00

PARAGRAPH 4. SECURITY DEPOSIT. $20,000.00. Of the $20,000.00, $10,000.00 shall not be used for rent whatsoever, the balance of $10,000.00 shall be applied to partial 19th month rent, provided Tenant continuously paid the rent for the first eighteen (18) months on or before the fifth (5th) of the month.

During the first eighteen (18) months, should Tenant make one or more rent payments after the fifth (5th) of the month, the total security deposit of $20,000.00 shall not be applied to rent whatsoever.

PARAGRAPH 5. SERVICES. If such services can not be restored within five (5) business days, Tenant's rental obligation shall be abated to the extent of fifty percent (50%) of all rent that would otherwise be due and payable hereunder during the entire period that such services are not provided.

PARAGRAPH 7. REPAIRS, ALTERATIONS & IMPROVEMENTS.

          A) A.D.A. The parties acknowledge that Title III of the Americans With Disabilities Act of 1990 and the regulations and rules promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for accessibility and barrier removal, and that such requirements may or may not apply to the demised premises and the real property of which the demised premises are a part depending on, among other things: (1) whether Tenant's business is deemed a "public accommodation" or "commercial facility," (2) whether such requirements are "readily achievable," and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Landlord shall be responsible for ADA Title III compliance in the common areas and those portions of the real property not in possession of Tenant, (b) Tenant shall be responsible for ADA Title III compliance within the demised



                                      23.

          premises following delivery of possession, and (c) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III "path of travel" requirements triggered by alterations within the demised premises made subsequent to the commencement of the term at the request of Tenant.

          B) Landlord shall repair and maintain all common areas of the Building and all systems serving and all components of the Building and the Premises which are not under the exclusive control of or for the exclusive benefit of Tenant.

PARAGRAPH 23. INDEMNIFICATION AND HOLD HARMLESS. Notwithstanding the foregoing, Tenant shall have no liability or obligation to Landlord, nor shall any waiver of Tenant's rights against Landlord be effective, in the event that any injury, damage or claim otherwise covered by this Section is caused or arises out of Landlord's, or its agents' or employees', negligence or willful misconduct.

PARAGRAPH 24. DAMAGE TO PROPERTY. Notwithstanding the foregoing, Tenant shall have no liability or obligation to Landlord, nor shall any waiver of Tenant's rights against Landlord be effective, in the event that any injury, damage or claim otherwise covered by this Section is caused or arises out of Landlord's or its agents or employees< negligence or willful misconduct.

PARAGRAPH 50. OTHER PROVISIONS.

           A) OPTION TO RENEW. Provided Tenant is not in default of the Lease, Tenant shall have an option to renew the initial lease term for an additional three (3) years at 95% of the then prevailing rates in the San Mateo/Foster City area. Tenant shall give Landlord written notice at least six (6) months prior to the termination of the initial lease term.

           B) TENANT IMPROVEMENTS. Tenant to accept the space in its "as is" condition. Tenant, at its own cost, may construct its own improvements but subject to Landlord's approval, which will not be unreasonably withheld. Landlord acknowledges that Tenant may collect $9,000.00 from CREM; however, it is Tenant's responsibility to make arrangements with CREM.

           C) DELAY IN OCCUPANCY. The lease commencement is set for December 1, 1994, regardless of the actual occupancy. Tenant shall look solely to CREM if for whatsoever reason CREM cannot deliver the premises to Tenant by December 1, 1994.

           D) PARKING. Tenant shall be provided with 3.5 parking spaces per 1,000 rentable sq. ft. on a non-exclusive and unreserved basis.


         /s/ Handota Tanta                   /s/ Marleen R. McDaniel
----------------------------------           ----------------------------------
Landlord                                     Tenant





                                      24.

            ADDENDUM TO LEASE AGREEMENT dated November 8,1994 by and
                between GOLDEN CENTURY INVESTMENT COMPANY, INC.,
                    a Delaware corporation ("Landlord"), and
                WIRE NETWORKS, INC. ("Tenant"), for the property
                 located at 1820 GATEWAY, SAN MATEO, CALIFORNIA



For reference, the paragraph numbers used herein conform to the paragraph numbers used in the Lease.

PARAGRAPH 1. LEASED PREMISE. Beginning May 1, 1996, Landlord hereby leases to Tenant an additional 3,041 rentable square feet on the first floor as described in the attached Exhibit A. Tenant's proportionate share of the common areas shall be adjusted accordingly.

PARAGRAPH 3. RENT. Tenant agrees to pay to Landlord additional Base Monthly Rental during the term in accordance with the following schedule:


LEASE MONTHS                                     ADDITIONAL BASE MONTHLY RENTAL
May, 1996                                                    Free
June 1, 1996 - December 31, 1997                          $6,082.00

PARAGRAPH 4. SECURITY DEPOSIT. Tenant to deposit with Landlord an additional security deposit of (one thousand five hundred and no/100 dollars ($1,500.00).

PARAGRAPH 50. OTHER PROVISIONS.

A. Tenant Improvements. Tenant to accept the space in its "as is" condition. Tenant, at its own cost, may construct its own improvements but subject to Landlord's approval, which shall not be unreasonably withheld.

All other terms and conditions of the lease dated November 8, 1994, including Base Year 1995, shall remain in full force and effect.

Landlord:                                    Tenant:

GOLDEN CENTURY INVESTMENT                    WIRE NETWORKS, INC.
COMPANY, INC.



      /s/ Handota Tanta                                /s/ Jerry Burger
----------------------------------           ----------------------------------
Dated:    4/4/96                             Dated:         4/4/96






                                      25.